                                SCHEDULE 14A
                               (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-69(e) (2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to 14a-11(c) or Rule 14a-12

                       CITATION COMPUTER SYSTEMS, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        -----------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

    (5) Total fee paid:

        -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        -----------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

        -----------------------------------------------------------------------

    (3) Filing party:

        -----------------------------------------------------------------------

    (4) Date filed:

        -----------------------------------------------------------------------

                        CITATION COMPUTER SYSTEMS, INC.
                      424 SOUTH WOODS MILL ROAD, SUITE 200
                          CHESTERFIELD, MISSOURI 63017

                                  July 9, 1997


To the Shareholders of CITATION Computer Systems, Inc.:

     You are cordially invited to attend the CITATION Computer Systems, Inc. 1997 Annual Meeting of Shareholders, to be held on Friday, August 15, 1997. The meeting will begin promptly at 10:00 a.m. at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri.

     The matters to be acted on at the meeting are described in detail in the attached official Notice of the Annual Meeting of Shareholders and Proxy Statement. Company officers will present reports and Shareholders will have an opportunity to ask questions of general interest. Also enclosed is a copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1997.

     Your prompt cooperation in signing and returning your Proxy immediately will be greatly appreciated, and may save additional solicitation expenses. Please note that returning your completed Proxy will not prevent you from voting in person at the meeting if you wish to do so. You may use the enclosed self-addressed stamped envelope to return your Proxy.

                                        Sincerely,



                                        J. Robert Copper
                                        Chairman and Chief
                                        Executive Officer


     WE NEED YOUR PROXY VOTE IMMEDIATELY. A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF CITATION COMPUTER SYSTEMS, INC., SCHEDULED FOR AUGUST 15, 1997, WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY, AT SHAREHOLDER EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY IMMEDIATELY.

                NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                       CITATION COMPUTER SYSTEMS, INC.

                                July 9, 1997


To the Shareholders of CITATION Computer Systems, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of CITATION Computer Systems, Inc., a Missouri corporation, will be held on FRIDAY, AUGUST 15, 1997, AT 10:00 A.M. at 8000 Forsyth Boulevard, 15th Floor, St. Louis, Missouri.

     Pursuant to the Company's Amended and Restated By-laws, the Board of Directors has fixed the close of business on June 24, 1997, as the record date for determining the Shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders. The following items, described in the attached Proxy Statement, will be on the agenda:

      1. To elect one person as the Class 2 Director, to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2000;

      2. To ratify the appointment of Price Waterhouse LLP as independent auditors for the Company; and

      3. To transact such other business as may properly come before the meeting.

     So far as management is aware, no business is expected to come before the Annual Meeting of Shareholders other than the matters described as items 1 and 2 above.

                                           By order of the Board of Directors,




                                           J. Robert Copper
                                           Chairman and Chief
                                           Executive Officer

                               PROXY STATEMENT

                       CITATION COMPUTER SYSTEMS, INC.
                     1997 ANNUAL MEETING OF SHAREHOLDERS

                                July 9 , 1997


     This Proxy Statement is furnished in connection with the solicitation of Proxies on behalf of the Board of Directors of CITATION Computer Systems, Inc. (the "COMPANY") for the Annual Meeting of Shareholders that is scheduled to be held on August 15, 1997, and any adjournments thereof (the "ANNUAL MEETING"). Only Shareholders of record of the Company's Common Shares (the only class of stock of which the Company has issued and outstanding shares) at the close of business on June 24, 1997 (the "RECORD DATE"), are entitled to notice of and to vote at this meeting. As of the close of business on June 24, 1997, there were 3,803,717 Common Shares of the Company issued and outstanding and entitled to vote.

     If you sign and return the enclosed Proxy, the Common Shares represented thereby will be voted FOR the nominee for director listed under the heading "Nominee for Class 2 Director" and FOR the proposal to ratify the appointment of Price Waterhouse LLP as independent auditors of the Company, unless otherwise indicated on the Proxy. Although it is not anticipated that the nominee will not serve as a Director, or be unable to serve as a Director, if elected, in either such event the Proxies will be voted for such other person as may be designated by the Board of Directors.

     Returning your completed Proxy will not prevent you from voting in person at the meeting should you be present and wish to do so. A Proxy may be revoked by sending written notice of revocation to the Secretary of the Company, or by signing and delivering a later dated Proxy, or, if you attend the Annual Meeting in person, by voting at the Annual Meeting. Merely attending the Annual Meeting will not constitute revocation of your Proxy. You may revoke your Proxy at any time before it is voted.

     Directors, officers, and other employees of the Company may solicit Proxies by personal interview, telephone, facsimile transmission, and telegram in addition to the use of the mails. The Company will request persons, such as brokers, nominees, and fiduciaries, holding stock in their name for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the Proxy. The Company will reimburse them for reasonable out-of-pocket expenses in so doing. The total cost of soliciting Proxies will be borne by the Company.

     The Company's principal corporate offices are located at 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017. This Proxy Statement and the enclosed form of Proxy were first mailed to Shareholders on or about July 9, 1997.


Proxy Statement                                                        Page 1

                          I.  ELECTION OF DIRECTORS

     The Board of Directors consists of five persons. In accordance with the Company's Articles of Incorporation and Amended and Restated By-laws, the Board of Directors is divided into three classes, and the number of Directors in each class is to be as nearly equal as possible. As a result, there is one Director in Class 2 and two Directors in each of Class 1 and Class 3. The term of office for a Director position is 3 years. Therefore, each year one class of Directors is elected. One Class 2 Director will be elected at the 1997 Annual Meeting of Shareholders.

     JAMES F. O'DONNELL has been nominated and recommended by the Board of Directors for election as a Class 2 Director at the Annual Meeting. Certain biographical information about Mr. O'Donnell and the Directors whose terms will continue after the Annual Meeting is set forth below.

     Common Shares represented by a properly executed Proxy in the accompanying form will be voted for James F. O'Donnell unless otherwise directed. Should Mr. O'Donnell become unavailable for any reason before the election, the Proxy will be voted for a substitute nominee to be selected by the Board of Directors of the Company, unless authority to vote for the Mr. O'Donnell is withheld.
The nominee receiving the highest number of votes will be elected as the Class 2 Director. Cumulative voting will not apply in this election.

     The Board of Directors recommends a vote FOR the Director nominee and Proxies will be so voted unless Shareholders specify otherwise on their Proxies.

                       INFORMATION ABOUT THE DIRECTORS

DIRECTOR NOMINATED FOR ELECTION IN CLASS 2:

      JAMES F. O'DONNELL. 49. Chairman, Capital For Business, Inc., CFB Venture Fund I, Inc., and CFB Partners, Inc. (General Partner of CFB Venture Fund II, L.P.)

      Mr. O'Donnell was elected as a Director of the Company in 1994. Mr. O'Donnell is Chairman of Capital For Business, Inc., an investment manager of two federally licensed SBIC venture funds, and has served as President of that company since 1987. Mr. O'Donnell is also Chairman of CFB Venture Fund I, Inc.

CONTINUING DIRECTORS:

      CLASS 1 DIRECTORS. The terms of the Class 1 Directors are scheduled to expire at the 1999 Annual Meeting of Shareholders. The Class 1 Directors are:

      FRED L. BROWN.  56.  President and Chief Executive Officer, BJC Health
      System.

      Mr. Brown has been a Director of the Company since February 1993. He has been President and Chief Executive Officer of BJC Health System headquartered in St. Louis, Missouri, since its creation in June 1993 (resulting from the merger of Christian Health Services with


Page 2                                                          Proxy Statement

      Barnes-Jewish, Inc.). Mr. Brown was President and Chief Executive Officer of Christian Health Services from January 1986 to February 1993.

      LARRY D. MARCUS.  48. Director.

      Mr. Marcus has been a Director of the Company since September 1996. From September 1989 until May 1996, Mr. Marcus served as Chief Financial Officer of River City Broadcasting, L.P. Currently, Mr. Marcus is principally engaged in civic, charitable, and entrepreneurial activities. Mr. Marcus also serves on the Board of Directors of Better
      Communications, Inc.

      CLASS 3 DIRECTORS. The terms of the Class 3 Directors are scheduled to expire at the 1998 Annual Meeting of Shareholders. The Class 3 Directors are:

      J. ROBERT COPPER.  57.    Chairman and Chief Executive Officer, CITATION
      Computer Systems, Inc.

      Mr. Copper has been a Director of the Company since May 1992. Mr. Copper was appointed Chairman and Chief Executive Officer of the Company in January 1995. Prior to that time Mr. Copper was active as a partner in Hales, Copper & Company, a management consulting firm, which he joined in 1992. From 1990 to 1992, Mr. Copper was President and Chief Executive Officer of the PLC Group, a management consulting firm specializing in mergers and acquisitions. From 1988 to 1990, Mr. Copper was President and Chief Executive Officer of Pet, Incorporated, a packaged foods company. Mr. Copper was Senior Vice President, Planning and Development, for IC Industries (now Whitman Corp.) a conglomerate, from 1980 to 1988.

      DAVID T. PIERONI.  52.  Director.

      Mr. Pieroni has been a Director of the Company since August 1991. Mr. Pieroni formed Pieroni Management Counselors, Inc., a management consulting company, in 1990 and served as President from 1990 to 1991, and again became active in its affairs in 1995. From 1991 to 1995 Mr. Pieroni was President of Spencer & Spencer Systems, Inc. In 1995 Mr. Pieroni joined the Farris Group and was President of the Farris Group in 1996 and part of 1997. From January 1996 until September 1996, Mr. Pieroni also served as Corporate Development Officer of Lasersight, Inc. Mr. Pieroni continues to serve as a Director of Lasersight, Inc. From 1977 to 1990, Mr. Pieroni was a principal at a predecessor of Ernst & Young LLP, working in their health care and management consulting practice.

                                 COMMITTEES

     The Company has standing Audit and Compensation committees. Current members of the Audit Committee are David T. Pieroni, James F. O'Donnell, and Larry D. Marcus. Current members of the Compensation Committee are James F. O'Donnell, Fred L. Brown, and David T. Pieroni. There is no standing nominating committee. The Board of Directors may nominate candidates for


Proxy Statement                                                         Page 3

Director positions, and Shareholders may nominate candidates for Director positions in the manner set forth in the Amended and Restated By-laws of the Company.

                        BOARD AND COMMITTEE MEETINGS

     All directors attended at least 75 percent of the aggregate of all Board of Directors meetings and committee meetings (of which such directors were members) during the fiscal year ended March 31, 1997, that were held during the period he served on the Board and/or committee. There were 4 Board of Directors meetings held during the fiscal year ended March 31, 1997.

                          COMPENSATION OF DIRECTORS

     Each Director who is not employed by the Company receives a monthly fee of $1,000 for serving as a Director of the Company. Non-employee Directors may elect to receive director's fees in the form of the Company's Common Shares in lieu of cash.

                            EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with J. Robert Copper which provides for an initial term ending March 31, 1998. This agreement also provides for annual compensation, bonuses, and various other benefits. The agreement terminates automatically upon the death of Mr. Copper or upon the occurrence of certain long-term disabilities. The agreement provides that he may be terminated by the Company for cause (as defined in the agreement). Furthermore, the Company may also terminate the agreement without cause by giving at least 30 days prior written notice to Mr. Copper. The Company will provide one-year severance benefits under the agreement if Mr. Copper is terminated other than for cause. Mr. Copper may at any time voluntarily terminate his employment agreement without cause by giving at least 30 days prior written notice to the Company or, if the Company is in Actual Default (as defined in the employment agreement), upon 10 days prior written notice to the Company.






Page 4                                                          Proxy Statement

                         SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding the compensation paid to J. Robert Copper (the Company's chief executive officer) and the four most highly compensated executive officers of the Company whose compensation (including annual salary and bonus) exceeded $100,000, paid during the fiscal year ended March 31, 1997 (the "NAMED EXECUTIVE OFFICERS"):



------------------------------------------------------------------------------------------------------------------------
                                  Annual Compensation                             Long Term Compensation

Name and Principal                                  Other Annual  Restricted Stock   Options    LTIP        All Other
Position              Year     Salary      Bonus    Compensation      Award(s)       (Shares)  Payouts   Compensation(1)
------------------------------------------------------------------------------------------------------------------------
J. Robert Copper      1997   $191,701     $90,000         --            --            50,000     --              $2,498
Chairman and Chief    1996   $149,333          --         --            --           100,000     --              $1,407
Executive Officer     1995   $ 30,492          --         --            --                --     --                  --
------------------------------------------------------------------------------------------------------------------------
Richard D. Neece
Executive Vice        1997   $136,252     $55,000         --            --            30,000     --                  --
President and Chief   1996   $ 67,292(2)       --         --            --            50,000     --                  --
Financial Officer     1995         --          --         --            --                --     --                  --
------------------------------------------------------------------------------------------------------------------------
Frank L. Poggio       1997   $ 37,916(3)  $65,000    $56,250(4)         --                --     --                  --
President and Chief   1996   $130,000          --         --            --                --     --              $1,175
Operating Officer     1995   $114,167          --         --            --                --     --              $1,485
------------------------------------------------------------------------------------------------------------------------
William T. Wynn(5)    1997   $ 64,823     $67,128(6)      --            --                --     --              $  968
Regional Vice         1996   $ 96,700     $38,863(6)      --            --                --     --              $1,970
President, Sales      1995   $ 94,617     $31,880(6)      --            --            12,000     --              $2,399
------------------------------------------------------------------------------------------------------------------------
Russell Fortune
Executive Vice        1997   $ 77,250     $35,868(6)      --            --                --     --              $1,386
President,            1996   $ 66,000     $39,304(6)      --            --             2,000     --              $1,490
International Sales   1995   $ 66,000     $49,604(6)      --            --             6,000     --              $2,441
------------------------------------------------------------------------------------------------------------------------

---------------------------

(1) Consists solely of contributions by the Company to the CITATION Computer Systems, Inc. Retirement Savings Plan.

(2) Mr. Neece's employment with the Company commenced on July 17, 1995. The compensation shown is from the period beginning July 17, 1995 until March 31, 1996.

(3) Mr. Poggio resigned as a Director of the Company on April 15, 1997 and as an officer and employee of the Company on July 15, 1996. The compensation shown is for the period from March 31, 1996 until July 15, 1996.

(4)  The dollar amount represents consulting fees paid to Mr. Poggio.

(5) Mr. Wynn resigned as an officer and employee of the Company on December 2, 1996. The compensation shown is for the period from March 31, 1996 until December 2, 1996.

(6) The dollar amount reflects commissions earned during each fiscal year ended March 31.



Proxy Statement                                                         Page 5

                      OPTION GRANTS IN LAST FISCAL YEAR

     The Board of Directors adopted and shareholders approved the CITATION Computer Systems, Inc. 1992 Employee Incentive Stock Option Plan (the "STOCK OPTION PLAN") effective April 1, 1992. The Stock Option Plan was amended in April 1993 to, among other things, increase the number of Common Shares reserved for issuance under the Stock Option Plan to 348,347.

     The following tables set forth, with respect to the Company's Chief Executive Officer and the Named Executive Officers, certain information about option grants and exercises in the fiscal year ended March 31, 1997. The Company has not granted any stock appreciation rights.

            Option GRANTS in the Fiscal Year Ended March 31, 1997


-------------------------------------------------------------------------------
                     Number of       Percentage of Total
                    Securities       Options Granted to   Exercise
                 Underlying Options     Employees in       Price     Expiration
Name                 Granted             Fiscal Year    (per share)     Date
-------------------------------------------------------------------------------
J. Robert Copper      50,000               55.6%          $14.25      7/17/06
Richard D. Neece      30,000               33.3%          $14.25      7/17/06
Frank L. Poggio           --                 --               --           --
Russell L. Fortune        --                 --               --           --
William T. Wynn           --                 --               --           --
-------------------------------------------------------------------------------

      Aggregate Option EXERCISES in the Fiscal Year Ended March 31, 1997
                      and Fiscal Year End Option Values


-------------------------------------------------------------------------------
                                                                 Value of
                                              Number of         Unexercised
                                             Unexercised       In-the-Money
                       Shares                 Options at        Options at
                      Acquired             Fiscal Year End    Fiscal Year End
                         on      Value      Exercisable/        Exercisable/
Name                  Exercise  Realized    Unexercisable      Unexercisable
-------------------------------------------------------------------------------
J. Robert Copper          --         --        150,000/0      $  1,200,000/0
Richard D. Neece          --         --         80,000/0          $640,000/0
Frank L. Poggio           --         --               --                  --
Russell L. Fortune        --         --      6,000/2,000      $48,000/16,000
William T. Wynn       10,000    $15,000               --                  --
-------------------------------------------------------------------------------




Page 6                                                          Proxy Statement

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, as of the Record Date (June 24, 1997), the number and percentage of outstanding Common Shares of the Company beneficially owned by: (i) each Director and each of the Named Executive Officers (as defined herein) of the Company; (ii) all Directors and officers of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5 percent of its Common Shares. The Company believes that each individual or entity named has sole investment and voting power with respect to Common Shares indicated as beneficially owned, except as otherwise noted.



-------------------------------------------------------------------------------
                                           Shares Beneficially
                                                Owned(1)

   Name                                  Number         Percentage
-------------------------------------------------------------------------------
J. Robert Copper(2)                     361,411(3)         9.1%
Richard D. Neece                        170,000(4)         4.4%
Fred L. Brown                             8,646           (5)
Larry D. Marcus                           6,000           (5)
James F. O'Donnell(2)(6)                632,311           16.6%
David T. Pieroni                          4,050           (5)
Russell L. Fortune(7)                    13,200           (5)
Frank L. Poggio(2)                      139,673            3.7%
William T. Wynn                               0            0.0%
CFB Venture Fund I, Inc.(2)             632,311           16.6%
Kennedy Capital Management, Inc.(2)     415,500           10.9%
All Directors and Officers as
  a Group (13 Persons)                1,227,318           30.2%
-------------------------------------------------------------------------------

---------------------------

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights, or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) The address for CFB Venture Fund I, Inc. is 11 South Meramec, Suite 800, Clayton, Missouri 63105. The address for Kennedy Capital Management, Inc. is 10829 Olive Blvd., St. Louis, Missouri 63141. The address for Mr. Copper is 424 South Woods Mill Road, St. Louis, Missouri 63017.



Proxy Statement                                                        Page 7

(3) Amount includes: (i) 49,700 Common Shares held in a trust for the benefit of his children; (ii) 100,000 Common Shares which Mr. Copper may acquire pursuant to options to acquire Common Shares at the exercise price of $5.00 per share; and (iii) 50,000 Common Shares which Mr. Copper may acquire pursuant to options to acquire Common Shares at the exercise price of $14.25.

(4) Amount includes: (i) 50,000 Common Shares which Mr. Neece may acquire pursuant to the exercise of options to acquire Common Shares at the exercise price of $5.00 per share; and (ii) 30,000 Common Shares which Mr. Neece may acquire pursuant to the exercise of options to acquire Common Shares at the exercise price of $14.25 per share.

(5)  Less than one percent.

(6) Mr. O'Donnell is Chairman of CFB Venture Fund I Inc. and is deemed to beneficially own the shares held by CFB Venture Fund, I, Inc.

(7) Amount includes: (i) 4,000 Common Shares which Mr. Fortune may acquire pursuant to the exercise of options to acquire Common Shares at the exercise price of $6.88 per share; and (ii) 2,000 Common Shares which Mr. Fortune may acquire pursuant to options to acquire Common Shares at the exercise price of $4.50 per share.


                     STOCK OWNERSHIP AND TRADING REPORTS

     To the Company's knowledge, based solely upon the Forms 3 (Initial Statement of Beneficial Ownership of Securities), Forms 4 (Statement of Changes in Beneficial Ownership), and Forms 5 (Annual Statement of Changes in Beneficial Ownership) filed with the Company, no persons failed to file any such form in a timely manner, except as follows: Russell L. Fortune, Duane A. Fitch, and Patricia Q. Moore filed Forms 5 in lieu of Forms 3 reporting their respective beneficial ownership of the Company's Common Shares at the time they were promoted to executive officer positions.


                     II.  RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT AUDITORS

     The Board of Directors has selected Price Waterhouse LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 1998, subject to ratification by the Shareholders. A representative of Price Waterhouse LLP is expected to be present at the meeting to answer questions and make a statement if he desires to do so.

                                VOTE REQUIRED

     The affirmative vote of a majority of the shares which are present or represented by proxy at the Annual Meeting on this proposal is required for approval. If the Shareholders do not approve this proposal, the selection of independent auditors will be reconsidered by the Board of Directors.

     The Board of Directors recommends a vote FOR this proposal and Proxies will be so voted unless Shareholders specify otherwise in their Proxies.

                             III.  OTHER MATTERS

     Management does not intend to bring any other matters before the meeting and, at the date of this Proxy Statement, management is not informed of any other matters that others may bring


Page 8                                                         Proxy Statement
before the meeting. However, if any other matters properly come before the meeting, it is the intention of the proxy holders to vote such Common Shares for which they hold Proxies in accordance with their judgment on such matters.

                                MISCELLANEOUS

     Proposals of Shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company no later than March 18, 1998, to be eligible for inclusion in the proxy materials for that meeting.

                          _________________________



Proxy Statement                                                         Page 9

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        CITATION COMPUTER SYSTEMS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS AUGUST 15, 1997

The undersigned hereby appoints JAMES F. O'DONNELL and DAVID T. PIERONI, and each of them, proxies, with full power of substitution and revocation, to vote the common shares of CITATION Computer Systems, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to occur on August 15, 1997, and at any adjournment(s) thereof (the "Meeting"), with all the powers the undersigned would possess if personally present, including authority to vote on the matters stated below in the manner directed, upon any other matter which may properly come before the Meeting in such manner as the proxies may in their discretion determine, and the authority to substitute and vote for another nominee as described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting or any adjournment thereof.

        1. Election of a director to serve in Class 2 for a term of three years.

             _____ FOR the nominee listed below

             _____ WITHHOLD authority to vote for the nominee listed below

                          Nominee: James F. O'Donnell

        2. Ratification of the appointment of Price Waterhouse LLP as independent auditors for CITATION Computer Systems, Inc.

             _____ FOR           ______ AGAINST              ______ ABSTAIN

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

        [THE ABOVE TEXT TO APPEAR AS FRONT OF PROXY, BELOW PERFORATION]

--------------------------------------------------------------------------------
THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ABOVE AND IN THEIR DISCRETION ON ALL OTHER MATTERS COMING BEFORE THE MEETING. EXCEPT AS SPECIFIED TO THE CONTRARY ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN 1 ABOVE AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS IN 2 ABOVE.



PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED ENVELOPE
                                                    DATED ____________, 1997

                                        ____________________________________
                                        Signature

                                        ____________________________________
                                        Signature

                                        SIGN EXACTLY AS NAME APPEARS AT LEFT.
                                        WHERE STOCK IS ISSUED IN TWO OR MORE
                                        NAMES, ALL SHOULD SIGN. IF SIGNING AS
                                        ATTORNEY, ADMINISTRATOR, EXECUTOR,
                                        TRUSTEE, GUARDIAN, OR OTHER FIDUCIARY,
                                        GIVE FULL TITLE AS SUCH.  A CORPORATION
                                        SHOULD SIGN BY AUTHORIZED OFFICER AND
                                        AFFIX SEAL.  IF THIS PROXY IS EXECUTED
                                        BY TWO OR MORE PERSONS OR ENTITIES IT
                                        SHALL PERTAIN TO ALL SHARES OF COMMON
                                        STOCK OF THE COMPANY HELD IN THE
                                        INDIVIDUAL NAME OF EACH PERSON OR ENTITY
                                        AS WELL AS ALL SHARES OF COMMON STOCK OF
                                        THE COMPANY HELD IN JOINT NAME BY ANY
                                        TWO OR MORE SUCH PERSONS OR ENTITIES.


       [THE ABOVE TEXT TO APPEAR AS REVERSE OF PROXY, BELOW PERFORATION]